Exhibit 99.1

Report of Independent Accountants on Applying

Agreed-Upon Procedures

US RE Company, LLC (d/b/a USAA Real Estate Company)

New Economy Assets – Phase 1 Sponsor, LLC

9830 Colonnade Boulevard, Suite 600

San Antonio, Texas 78230

We (“us” or “PwC”) have performed the procedures enumerated below, which were agreed to by US RE Company, LLC (d/b/a USAA Real Estate Company) (“USAA RE”) and New Economy Assets – Phase 1 Sponsor, LLC (together with USAA RE, the “Company,” as the engaging party), Goldman Sachs & Co. LLC and Barclays Capital Inc., who are collectively referred to as the “Specified Parties”, solely to assist you in performing certain procedures related to the accuracy of certain attributes and calculations within the Final Data File (defined below). The procedures were performed with respect to the Net-Lease Mortgage Notes, Series 2021-1 securitization (the “Transaction”). The Company (the “Responsible Party”) is responsible for the accuracy of the information contained in the Final Data File.

In an agreed-upon procedures engagement, we perform specific procedures that the Specified Parties have agreed to and acknowledged to be appropriate for the intended purpose of the engagement and we report on findings based on the procedures performed. The procedures performed may not address all the items of interest to a user of this report and may not meet the needs of all users of this report and, as such, users are responsible for determining whether the procedures performed are appropriate for their purposes. The Specified Parties have agreed to and acknowledged that the procedures performed are appropriate for their purposes. This report may not be suitable for any other purpose.

Procedures and Findings

In connection with the Transaction, the Specified Parties have requested that the procedures be performed on 13 leased properties which represents the entire population of certain collateral assets, (collectively, the “Collateral”) within the Transaction.

This agreed-upon procedures engagement was not conducted for the purpose of satisfying any criteria for due diligence published by a nationally recognized statistical rating organization.

In addition, PwC should not be regarded as having in any way warranted or given any assurance as to the following items:

•	The completeness, accuracy, appropriateness, quality or integrity of any of the information provided by the Responsible Party, or any other party for the purpose of PwC performing the procedures agreed to by the Specified Parties. The procedures performed would not necessarily reveal any material misstatement of the amounts, balances, ratios, percentages or other relationships of the information included in the data provided to us;
•	The conformity of the origination of the collateral assets to stated underwriting or credit extension guidelines, standards, criteria or other requirements;
•	The value of the collateral assets; and
•	The compliance of the originator of the assets with federal, state, and local laws and regulations.

PricewaterhouseCoopers LLP, 300 Madison Avenue, New York, NY 10017
T: (646) 471-3000, F: (813) 286-6000 www.pwc.com	1

We have not performed any procedures with respect to the fair value of the securities being offered in the Transaction and PwC expresses no opinion on the fair value of these securities. PwC should not be regarded as having performed any procedures other than those detailed in this report.

With respect to any terms or requirements of the Transaction documents that do not appear in this report, we performed no procedures and, accordingly, the procedures we performed would not ensure that any requirements are satisfied. Further, we have performed only the following agreed-upon procedures and therefore make no representations regarding the adequacy of disclosures or whether any material facts have been omitted from the Transaction documents.

It should be understood that we make no representations as to:

•	The interpretation of Transaction documents included in connection with our procedures;
•	Your compliance with Rule 15Ga-2 of the Securities Exchange Act of 1934; and
•	The reasonableness of any of the assumptions provided by the Company or other Specified Parties.

These procedures should not be taken to supplant any additional inquiries or procedures that the Specified Parties would undertake in consideration of the Transaction.

For the purpose of this report:

•	The phrase “Cut-off Date” refers to the date of August 31, 2021.

•	The phrase “Final Data File” refers to the following Microsoft Excel (“Excel”) file provided by the Company, which includes certain attributes related to the Collateral. The Final Data File was provided on October 12th, 2021 with certain Collateral attribute calculations adjusted for the Cut-off Date:

o	USAA 2021-1 Accounting Tape.xlsx (provided on October 12th, 2021).

•	The phrase “Specified Attributes” refers to the fields in the Final Data File.

•	The phrase “Source Document” refers to the documents (including any applicable amendments, assumptions or exhibits thereof) provided by the Company, related to the information contained in the Final Data File.

•	The phrase “Collateral File” refers to any Source Document or collection of Source Documents provided by the Company, and used by us, in performing the procedures enumerated below.

•	The term “compared” refers to the comparison of one or more Specified Attributes to Source Documents, as indicated within Exhibit A.

•	The term “recalculated” refers to a re-computation of one or more Specified Attributes using the Company provided methodology, as indicated within Exhibit B.

•	The phrase “in agreement” refers to the comparison or recalculation of one or more Specified Attributes which resulted in a match, or a difference that was within the Company provided tolerance level (if any), as indicated within Exhibit A.

Source Documents included in the Collateral File:

•	The phrase “Appraisal Report” refers to a signed appraisal document.

PricewaterhouseCoopers LLP, 300 Madison Avenue, New York, NY 10017
T: (646) 471-3000, F: (813) 286-6000 www.pwc.com	2

•	The phrase “Budget Schedule” refers to a budget schedule prepared by the Company.

•	The phrase “Construction Agency Agreement” refers to a signed construction agency agreement and amendments if applicable.

•	The phrase “Construction Documents” refers to signed architectural drawings, architectural sets, architectural permit sets, permit drawings, plats, or permit set documents.

•	The phrase “Guaranteed Maximum Price Budget” refers to a signed guaranteed maximum price budget document prepared by the Company.

•	The phrase “Lease” refers to a signed lease agreement.

•	The phrase “PCA” refers to a signed property condition assessment document.

•	The phrase “PSA” refers to a signed purchase agreement.

•	The phrase “Site Plan” refers to a signed site plan document.

•	The phrase “Survey” refers to a signed survey document.

•	The phrase “Title Policy” refers to a signed title policy.

The procedures performed and results thereof are described below. In performing this engagement, we received one or more preliminary data file(s) and performed certain procedures as set forth in Exhibit A and Exhibit B. The procedures identified differences, which were communicated to the Responsible Party. The Responsible Party revised one or more of the preliminary data files based on such communicated differences, where they determined it to be appropriate. We performed these procedures on the Final Data File, and the results of those procedures are described below.

From April 12, 2021 through October 12th, 2021, the Company provided us with the Source Documents related to the Collateral for which we:

•	Compared certain Specified Attributes to the corresponding Source Documents and found them to be in agreement (the “Compared Attributes”);
•	Recalculated certain Specified Attributes and found them to be in agreement (the “Recalculated Attributes”); or
•	Assumed certain Specified Attributes were accurate as instructed by the Company, and neither compared nor recalculated the Specified Attributes (the “Company Provided Attributes”).

The recalculation methodology associated with the Recalculated Attributes is listed in Exhibit B. For each procedure where a recalculation was performed, we compared the underlying attributes to the corresponding Source Documents and found them to be in agreement. We did not perform any procedures with respect to the Specified Attributes denoted with a Source Document of “None - Company Provided”, in Exhibit A.

This agreed-upon procedures engagement was conducted in accordance with attestation standards established by the American Institute of Certified Public Accountants. We were not engaged to, and did not conduct an audit or an examination engagement, the objective of which would be the expression of an opinion or a review engagement, the objective of which would be the expression of a conclusion, on the Final Data File.  Accordingly, we do not express such an opinion or conclusion.  Had we performed additional procedures, other matters might have come to our attention that would have been reported to you.

PricewaterhouseCoopers LLP, 300 Madison Avenue, New York, NY 10017
T: (646) 471-3000, F: (813) 286-6000 www.pwc.com	3

In performing this engagement, we are required to be independent of the Responsible Party and to meet our ethical responsibilities, in accordance with the relevant ethical requirements related to our agreed-upon procedures engagement.

This report is intended solely for the information and use of the Specified Parties (including for the purpose of substantiating the Specified Parties' “due diligence defense” under the Securities Act of 1933), and is not intended to be and should not be used by anyone other than the Specified Parties.

If a party has obtained, or has access to, this report without having executed an agreement with PwC wherein such party accepts responsibility for the appropriateness of the procedures performed (such party is referred to as a “Non-Specified Party”), that Non-Specified Party cannot:

•	Rely upon this report, and any use of this report by that Non-Specified Party is its sole responsibility and at its sole and exclusive risk; and
•	Acquire any rights or claims against PwC, and PwC assumes no duties or obligations to such Non-Specified Party.

A Non-Specified Party may not disclose or distribute this report or any of the report’s contents to any other party (including but not limited to electronic distribution and/or posting to a website pursuant to Rule 17g-5 of the Securities Exchange Act of 1934).

The procedures enumerated above were performed as of the date of this report, and we disclaim any consideration of any events and circumstances occurring after the date of this report. Further, we have no obligation to update this report because of events occurring, or data or information coming to our attention, subsequent to the date of this report.

New York, NY

October 12th, 2021

PricewaterhouseCoopers LLP, 300 Madison Avenue, New York, NY 10017
T: (646) 471-3000, F: (813) 286-6000 www.pwc.com	4

Exhibits

Exhibit A – Lease File Review Procedures

Exhibit B – Recalculation Methodology

PricewaterhouseCoopers LLP, 300 Madison Avenue, New York, NY 10017
T: (646) 471-3000, F: (813) 286-6000 www.pwc.com	5

USAA 2021-1 Lease File Review Procedures	EXHIBIT A

Exhibit A - Lease File Review Procedures

#	Specified Attribute	Source Document (in order of priority)	Tolerance
1	ID	None - Company Provided	None
2	Property ID	None - Company Provided	None
3	Tenant Name	Lease	None
4	Landlord Name	Lease	None
5	Guarantor	Lease	None
6	Property Type	Lease; Site Plan	None
7	Property Type Detail	Lease; Site Plan, Construction Documents	None
8	Land Ownership	Title Policy	None
9	Lease Type	Lease	None
10	Number of Floors	Construction Documents; PCA; Site Plan	None
11	Mezzanine Space (SF)	Construction Documents; PCA; Site Plan	None
12	Address	Lease; PCA; Site Plan	None
13	City	Lease; Site Plan	None
14	State	Lease; Site Plan	None
15	Zip Code	Lease; Site Plan	None
16	Land Area (acres)	Construction Documents; Site Plan; Survey; Construction Agency Agreement	None
17	Building Footprint SF	Construction Documents; Lease; Site Plan	None
18	Building Total Useable SF	Construction Documents; PCA; Site Plan	None
19	Year Built / Renovated	Construction Agency Agreement; PCA	None
20	Canopy SF	Construction Documents	None
21	Auto / Van Parking	Construction Documents; PCA; Site Plan	None
22	Truck Docks	Construction Documents; PCA; Site Plan	None
23	Van Loading / Staging Spots / Trailer Parking	Construction Documents; PCA; Site Plan	None
24	Height	Construction Documents; Site Plan; Survey	None
25	Lease Commencement Date	Construction Agency Agreement; Lease	None
26	Rent Commencement Date	Lease	None
27	Lease Expiration Date	Lease	None
28	Original Lease Term (years)	Lease; Recalculation	None
29	Payment Frequency	Lease	None
30	Property Stage	Lease	None
31	Extension Options	Lease	None
32	Current Monthly Rent	Lease; Recalculation	None
33	Annualized Base Rent	Lease; Recalculation	None
34	Most Recent Rent Increase Date	Lease	None
35	Next Rent Increase Date	Lease	None
36	Rent Escalator	Lease	None
37	Rent Increase Frequency	Lease	None
38	Appraisal Value	Appraisal Report	None
39	Land Value	Appraisal Report	None
40	Appraisal Cap Rate	Appraisal Report	None
41	Date of Valuation	Appraisal Report	None
42	Appraisal Report Date	Appraisal Report	None
43	Rent Cap Rate	Construction Agency Agreement	None
44	Outside Construction Period Termination Date	Construction Agency Agreement	None
45	Total Budgeted Cost (incl. Capitalized Interest)	Construction Agency Agreement; Guaranteed Maximum Price Budget; Construction Budget	None
46	Acquisition Cost	PSA	None
47	Budgeted Cost Funded as of Statistical Disclosure Date	Budget Schedule; Construction Budget	None

PricewaterhouseCoopers LLP, 300 Madison Avenue, New York, NY 10017
T: (646) 471-3000, F: (813) 286-6000 www.pwc.com	6

Exhibit B - Recalculation Methodology

#	Specified Attribute	Recalculation Methodology
28	Original Lease Term (years)

Property ID's DII3 and DLI5: Quotient of (i) lease term (months) as defined in the Lease and (ii) 12;

or

Property ID’s JAN1, AUS3, OMA2, SAT3, FSD1, DII4, ROC5, SAV4, ROC1, DYY8, and DIA6: as defined in the Lease.

32	Current Monthly Rent

Property ID's JAN1, AUS3, OMA2, SAT3, FSDI1 and DII4: Quotient of (i) Annualized Base Rent and (ii) 12;

or

Property ID’s DII3, DLI5, ROC5, SAV4, ROC1, DYY8, and DIA6: As indicated by the base rent schedule in the Lease.

33	Annualized Base Rent

Property ID's JAN1, AUS3, OMA2, SAT3, FSDI1, andDII4: Product of (i) Rent Cap Rate and (ii) Total Budgeted Cost (incl. Capitalized Interest);

or

Property ID’s DII3 and DLI5: Sum of the first 12 months of rent (obtained from the Lease) following the Cut-off Date:

or

Property ID's ROC5, SAV4, ROC1, DYY8, and DIA6: Product of (i) Current Monthly Rent and (ii) 12.

PricewaterhouseCoopers LLP, 300 Madison Avenue, New York, NY 10017
T: (646) 471-3000, F: (813) 286-6000 www.pwc.com	7